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                            ARIEL INVESTMENT TRUST
                        Supplement dated March 18, 2005
      to the Prospectus of Ariel Premier Bond Fund dated February 1, 2005

         ARIEL BOARD OF TRUSTEES APPROVES CONVERSION OF ARIEL PREMIER
                 BOND FUND INTO LEHMAN BROTHERS CORE BOND FUND

On March 1, 2005, the Ariel Investment Trust Board of Trustees, upon the recommendation of Ariel Capital Management, LLC (the "Adviser"), approved an Agreement and Plan of Reorganization and Termination (the "Reorganization Plan") under which Ariel Premier Bond Fund would be converted into Lehman Brothers Core Bond Fund, a newly created series of Neuberger Berman Income Funds. On March 16, 2005, the Neuberger Berman Income Funds' Board of Trustees also approved the proposed reorganization.

Subject to a vote of the shareholders of Ariel Premier Bond Fund, the reorganization and termination is expected to occur on or about June 10, 2005 (the "Reorganization Date"). If the Reorganization Plan is approved, Neuberger Berman Management Inc. will replace the Adviser as the investment adviser to Ariel Premier Bond Fund. Lincoln Capital Fixed Income Management Company, LLC, the current sub-adviser to Ariel Premier Bond Fund, will serve as sub-adviser to Lehman Brothers Core Bond Fund. Lehman Brothers Core Bond Fund will have a substantially identical investment program as Ariel Premier Bond Fund.

There will be no sales charges or redemption fees applied in connection with the proposed reorganization. Shares of Lehman Brothers Core Bond Fund will have a total NAV equal to that of Ariel Premier Bond Fund on the Reorganization Date.

A preliminary combined proxy statement/prospectus has been filed with the Securities and Exchange Commission. Investors should consult this document for further details regarding the proposed reorganization.

ARIEL FUND AND ARIEL APPRECIATION FUND, MANAGED BY ARIEL FOUNDER, CHAIRMAN AND CHIEF INVESTMENT OFFICER-JOHN W. ROGERS, JR.-REMAIN OPEN AND UNAFFECTED BY THIS ANNOUNCEMENT.

(APBF Sticker, March 18, 2005)